UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2019

BLUELINX HOLDINGS INC.
(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1950 Spectrum Circle, Suite 300, Marietta, GA	30067
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 953-7000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BXC	New York Stock Exchange

Item 7.01    Regulation FD Disclosure.

On May 17, 2019, the Company issued a press release announcing the sale-leaseback transactions described in Item 8.01 of this Current Report. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 8.01    Other Events.

On May 17, 2019, BlueLinx Holdings Inc. (the “Company”), through certain of its subsidiaries, completed a sale‑leaseback transaction (the “Sale-Leaseback Transaction”) with affiliates of Brennan Investment Group (collectively, the “Buyer”) with respect to the Company’s warehouse facility located in University Park, Illinois, for a purchase price of $23 million. The Sale-Leaseback Transaction was completed pursuant to a Purchase and Sale Agreement, dated March 19, 2019, between certain subsidiaries of the Company and the Buyer (as amended, the “Purchase and Sale Agreement”). Upon completion of the Sale-Leaseback Transactions, a subsidiary of the Company entered into a long-term lease on the property for a fifteen-year initial term with multiple five-year renewal options. Net proceeds of the Sale-Leaseback Transaction were used to repay indebtedness under the Company’s term loan facility.

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Purchase and Sale Agreement, the form of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2019.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

99.1	Press Release of BlueLinx Holdings Inc., dated May 17, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueLinx Holdings Inc.

Dated: May 20, 2019	By:	/s/ Justin B. Heineman
Justin B. Heineman
Vice President, General Counsel and Secretary